UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2016

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact name of registrant as Specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

650-889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

BioPharmX Corporation, a Delaware corporation (the “Company”), has entered into a private placement transaction as described below for the sale of $1,575,000 in shares of the Company’s common stock and has entered into arrangements to issue unsecured and secured convertible promissory notes as described below in an aggregate principal amount of $1,500,000, generating a total of $3,075,000 in gross proceeds under these financing events.

Private Placement

On August 12, 2016, the Company, entered into a purchase agreement (the “Purchase Agreement”) for the sale and issuance of an aggregate of 2,423,077 shares (the “Private Placement Shares”) of the Company’s common stock in a private placement transaction (the “Private Placement”) at a price per share of $0.65, which was the closing market price of the Company’s common stock on the date of the Purchase Agreement, for an aggregate purchase price of $1,575,000. The Private Placement Shares are being purchased by a group of investors (the “Purchasers”) that includes certain investment funds managed by Franklin Advisers, Inc. (“Franklin”). The Company currently anticipates that the proceeds from the Private Placement will be used for general working capital.

In connection with the Private Placement, the Company and Franklin entered into a standstill agreement (the “Standstill Agreement”) which supersedes and replaces in its entirety the Standstill Agreement dated December 10, 2015 previously entered into by Franklin and the Company in connection with a December 2015 private placement transaction.  Pursuant to the Standstill Agreement, Franklin retained its existing right to recommend a candidate as an independent member of the Company’s Board of Directors (the “Board”) and the Company agreed to appoint such candidate and subsequently nominate for future director elections such candidate or a successor to such candidate as recommended by Franklin. The appointment and nomination of such candidate is subject to the reasonable objection of the Board and such candidate may not be an affiliate of either the Company or Franklin. Franklin will continue to have such right to recommend one member to the Board for so long as Franklin and its affiliates continue to hold at least 9.99% of the Company’s outstanding common stock (including securities convertible into common stock). In addition, until the earlier of (a) the date that Franklin and its affiliates collectively cease to hold at least 9.99% of the Company’s outstanding common stock (including securities convertible into common stock) or (b) August 12, 2021, the maximum authorized size of the Board will not be more than seven directors without the prior written consent of Franklin.  Pursuant to the prior Standstill Agreement, Craig Barbarosh was appointed as an independent member of the Board on January 26, 2016 and continues to serve in such capacity.

The Standstill Agreement also provides that, subject to certain exceptions including engaging in Negotiated Transactions (as defined in the Standstill Agreement), Franklin and its affiliates will not, unless approved by a majority of the disinterested members of the Board, directly or indirectly, alone or in concert with others, acquire in excess of 25% of Company’s stock (including securities convertible into common stock).

These standstill provisions will be suspended upon (1) the Company entering into an agreement providing for (a) the Acquisition (as defined in the Standstill Agreement) of the Company including by stock purchase, merger or the acquisition and/or license of all or substantially all of the Company assets and/or intellectual property or (b) the acquisition of, including by way of tender offer or otherwise, beneficial ownership representing a majority of the voting power of the Company or (2) a third party acquiring and holding more than 25% of the Company’s outstanding common stock (including securities convertible into common stock) and will terminate upon the earlier to occur of (i) August 17, 2024 or (b) Franklin and its affiliates no longer holding at least 5% of the Company’s outstanding common stock (including securities convertible into common stock).

The Company and the Purchasers also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) within three months from the Closing and to use commercially reasonable efforts to have the Registration Statement declared effective by the SEC. In the event that the Company does not file the Registration Statement within three months from the Closing, for all or part of any 30-day period during which the failure to file remains uncured, the Company shall issue to the Purchasers a number of shares of the Company’s common stock at no cost to the Purchasers equal to 1.0% of the aggregate number of shares of the Company’s common stock purchased by the Purchasers in the Private Placement for each 30-day period during which the failure to file remains uncured, but in no event shall the Company be required thereunder to issue to the Purchasers an aggregate amount of shares of the Company’s common stock that exceeds 5% of the aggregate number of shares of common stock purchased by the Purchasers in the Private Placement. The Registration Rights Agreement also granted the Purchasers customary piggyback registration rights.

In connection with the Private Placement, the Company and Franklin also entered into a letter agreement (the “Letter Agreement”) pursuant to which they agreed to extend from December 10, 2020 to August 12, 2021 Franklin’s existing right to purchase up to an aggregate of 20% of the securities offered by the Company in any subsequent private placement.

On August 17, 2016, the Company closed on the sale of 2,269,231 of the Private Placement Shares, generating aggregate gross proceeds of $1,475,000.  The remaining 153,846 Private Placement Shares, having an aggregate purchase price of $100,000, have yet to be funded by one purchaser and such Private Placement Shares have not yet been issued.

The foregoing descriptions of the Purchase Agreement, the Standstill Agreement, the Letter Agreement, and the Registration Rights Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Purchase Agreement which is attached as Exhibit 10.1, the Standstill Agreement which is attached as Exhibit 4.1, the Letter Agreement which is attached as Exhibit 10.2, and the Registration Rights Agreement which is attached as Exhibit 4.2, each of which is incorporated herein by reference.  The representations and warranties contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and as of a specific date and were solely for the benefit of the parties thereto.

Secured Convertible Note

On August 17, 2016, the Company entered into a subscription agreement (the “Secured Note Subscription Agreement”) between the Company and RTW Master Fund, LTD (“RTW”) pursuant to which the Company issued a secured convertible promissory note in the principal amount of $1,000,000 (the “Secured Note”) to RTW.  The Secured Note was issued on August 17, 2016 and will mature 36 months from the date of issuance if not earlier converted pursuant to the terms therein.  The Secured Note is convertible into shares of the Company’s common stock at a conversion rate of $0.80 per share and bears interest at a rate of 10% per year. The Secured Note will automatically convert into shares of the Company’s common stock at the conversion price on the earlier of (a) the closing of a Qualified Financing Event, (b) the Maturity Date, or (c) a Liquidation Event, each as defined and as further described in the Secured Note. In connection with the issuance of the Secured Note, the Company entered into a security agreement with RTW (the “Security Agreement”) pursuant to which RTW was granted a security interest in substantially all assets of the Company. The Company currently anticipates that proceeds from the Secured Note will be used for general working capital.

The Company and RTW also entered into a registration rights agreement (the “RTW Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “RTW Registration Statement”) with the SEC within three months from the date of conversion of the Secured Note and to use commercially reasonable efforts to have the RTW Registration Statement declared effective by the SEC. In the event that the Company does not file the RTW Registration Statement within three months from the date of conversion of the Secured Note, for all or part of any 30-day period during which the failure to file remains uncured, the Company shall issue to RTW a number of shares of the Company’s common stock at no cost to RTW equal to 1.0% of the aggregate number of shares of the Company’s common stock issued to RTW upon conversion of the Secured Note for each 30-day period during which the failure to file remains uncured, but in no event shall the Company be required thereunder to issue to RTW an aggregate amount of shares of the Company’s common stock that exceeds 5% of the aggregate number of shares of the Company’s common stock issued to RTW upon conversion of the Secured Note.

The foregoing descriptions of the Secured Note Subscription Agreement, the Secured Note, the Security Agreement, and the RTW Registration Rights Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Secured Note Subscription Agreement which is attached as Exhibit 10.3, the Secured Note which is attached as Exhibit 4.3, the Security Agreement which is attached as Exhibit 10.4, and the RTW Registration Rights Agreement which is attached as Exhibit 4.4, each of which is incorporated herein by reference.  The representations and warranties contained in the Secured Note Subscription Agreement and the Secured Note were made only for purposes of such agreements and as of a specific date and were solely for the benefit of the parties thereto.

Unsecured Convertible Note

On August 17, 2016, the Company entered into a subscription agreement (the “Unsecured Note Subscription Agreement”) for the issuance of an unsecured convertible promissory note in the principal amount of $500,000 (the “Unsecured Note”) to Xiao Dong Hua (“Hua”).  The Unsecured Note will mature six months from the date of issuance thereof if not earlier converted pursuant to the terms therein.  The Unsecured Note is convertible into shares of the Company’s common stock at a conversion rate of $0.80 per share and bears interest at a rate of 10% per year. The Unsecured Note will automatically convert into shares of the Company’s common stock at the conversion price on the earlier of (a) the Maturity Date, (b) the closing of a public offering of equity securities or securities convertible into equity securities or (c) a Liquidation Event, each as defined and as further described in the Unsecured Note.  The Company currently anticipates that proceeds from the Unsecured Note will be used for general working capital.

It is anticipated that the Company and Hua will also enter into a registration rights agreement (the “Hua Registration Rights Agreement”), pursuant to which the Company will agree to file a registration statement (the “Hua Registration Statement”) with the SEC within three months from the date of conversion of the Unsecured Note and to use commercially reasonable efforts to have the Hua Registration Statement declared effective by the SEC. In the event that the Company does not file the Hua Registration Statement within three months from the date of conversion of the Unsecured Note, for all or part of any 30-day period during which the failure to file remains uncured, the Company shall issue to Hua a number of shares of the Company’s common stock at no cost to Hua equal to 1.0% of the aggregate number of shares of the Company’s common stock issued to Hua upon conversion of the Unsecured Note for each 30-day period during which the failure to file remains uncured, but in no event shall the Company be required thereunder to issue to Hua an aggregate amount of shares of the Company’s common stock that exceeds 5% of the aggregate number of shares of the Company’s common stock issued to Hua upon conversion of the Unsecured Note.

The foregoing descriptions of the Unsecured Note Subscription Agreement, the Unsecured Note, and the Hua Registration Rights Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Unsecured Note Subscription Agreement which is attached as Exhibit 10.5, the form of Unsecured Note which is attached as Exhibit 4.6, and the form of Hua Registration Rights Agreement which is attached as Exhibit 4.5, each of which is incorporated herein by reference.  The representations and warranties contained in the Unsecured Note Subscription Agreement and the Unsecured Note were made only for purposes of such agreements and as of a specific date and were solely for the benefit of the parties thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 under the captions “Secured Convertible Note” and “Unsecured Convertible Note” contained in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this report. All of the Private Placement Shares were offered and sold, or will be sold, and all shares of the Company’s common stock to be issued upon conversion of the Secured Convertible Note and the Unsecured Convertible Note will be issued by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended, provided by Section 4(a)(2) as a transaction with accredited investors not involving a public offering.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description
4.1	Standstill Agreement, dated August 12, 2016, by and among BioPharmX Corporation and the purchasers listed on Schedule I thereto.

4.2	Registration Rights Agreement, dated August 12, 2016, by and among BioPharmX Corporation and the purchasers listed on Schedule I thereto.

4.3	Secured Convertible Promissory Note, dated August 17, 2016, issued to RTW Master Fund, LTD (included with Exhibit 10.3).

4.4	Registration Rights Agreement, dated August 17, 2016, by and between BioPharmX Corporation and RTW Master Fund, LTD.

4.5	Form of Registration Rights Agreement to be entered into by and between BioPharmX Corporation and Xiao Dong Hua.

4.6	Form of unsecured Convertible Promissory Note to be entered into by and between BioPharmX Corporation and Xiao Dong Hua (included with Exhibit 10.5).

10.1	Purchase Agreement, dated August 12, 2016, by and among BioPharmX Corporation and the purchasers listed on Schedule I thereto.

10.2

Letter Agreement, dated August 12, 2016, by and among BioPharmX Corporation, Franklin Strategic Series — Franklin Biotechnology Discovery Fund and Franklin Templeton Investment Funds — Franklin Biotechnology Discovery Fund.

10.3	Subscription Agreement, dated August 17, 2016, by and between BioPharmX Corporation and RTW Master Fund, LTD.

10.4	Security Agreement, dated August 17, 2016, by and between BioPharmX Corporation and RTW Master Fund, LTD.

10.5	Subscription Agreement, dated August 17, 2016, by and between BioPharmX Corporation and Xiao Dong Hua.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: August 18, 2016	By:	/s/ Anja Krammer
	Name:	Anja Krammer
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
4.1	Standstill Agreement, dated August 12, 2016, by and among BioPharmX Corporation and the purchasers listed on Schedule I thereto.

4.2	Registration Rights Agreement, dated August 12, 2016, by and among BioPharmX Corporation and the purchasers listed on Schedule I thereto.

4.3	Secured Convertible Promissory Note, dated August 17, 2016, issued to RTW Master Fund, LTD (included with Exhibit 10.3).

4.4	Registration Rights Agreement, dated August 17, 2016, by and between BioPharmX Corporation and RTW Master Fund, LTD.

4.5	Form of Registration Rights Agreement to be entered into by and between BioPharmX Corporation and Xiao Dong Hua.

4.6	Form of unsecured Convertible Promissory Note to be entered into by and between BioPharmX Corporation and Xiao Dong Hua (included with Exhibit 10.5).

10.1	Purchase Agreement, dated August 12, 2016, by and among BioPharmX Corporation and the purchasers listed on Schedule I thereto.

10.2

Letter Agreement, dated August 12, 2016, by and among BioPharmX Corporation, Franklin Strategic Series — Franklin Biotechnology Discovery Fund and Franklin Templeton Investment Funds — Franklin Biotechnology Discovery Fund.

10.3	Subscription Agreement, dated August 17, 2016, by and between BioPharmX Corporation and RTW Master Fund, LTD.

10.4	Security Agreement, dated August 17, 2016, by and between BioPharmX Corporation and RTW Master Fund, LTD.

10.5	Subscription Agreement, dated August 17, 2016, by and between BioPharmX Corporation and Xiao Dong Hua.